UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 23, 2009

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 23, 2009, Hewlett-Packard Company (“HP”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among HP, Banc of America Securities, LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein, for the issuance and sale by HP of (i) $275 million aggregate principal amount of its Floating Rate Global Notes due February 24, 2011, (ii) $1 billion aggregate principal amount of its 4.25% Global Notes due February 24, 2012 and (iii) $1.5 billion aggregate principal amount of its 4.75% Global Notes due June 2, 2014 ((i), (ii) and (iii) are collectively referred to as the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to HP’s automatic shelf registration statement on Form S-3 (File No. 333-134327) filed with the Securities and Exchange Commission on May 22, 2006 (the “Registration Statement”).  On February 26, 2009, HP closed its public offering of the Notes.

The Underwriting Agreement is attached hereto as Exhibit 1.1. A form of each series of the Notes is attached hereto as Exhibits 4.1, 4.2 and 4.3. HP’s officers’ certificate, dated February 26, 2009 (the “301 Officers’ Certificate”), authorizing the terms of the Notes pursuant to Section 301 of the Indenture (as defined below) governing the Notes is attached hereto as Exhibit 4.4. Also attached hereto as Exhibits 99.1 and 99.2 are the legal opinions of HP and Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”), respectively, relating to the enforceability of the Notes, pursuant to Exhibit 5 of the Registration Statement.

The purpose of this Current Report is to incorporate by reference the form of the Notes, the Underwriting Agreement, the 301 Officers’ Certificate and each of the opinions of HP and WSGR (attached hereto as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 99.1 and 99.2, respectively) into the Registration Statement.  By filing this Current Report, such exhibits and this Current Report are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

Exhibit 1.1

Underwriting Agreement among HP, Banc of America Securities, LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated

Exhibit 4.1	Form of Floating Rate Global Note due February 24, 2011
Exhibit 4.2	Form of 4.25% Global Note due February 24, 2012
Exhibit 4.3	Form of 4.75% Global Note due June 2, 2014
Exhibit 4.4

Officers’ Certificate (exhibits omitted) dated February 26, 2009, delivered pursuant to Section 301 of the Indenture dated as of June 1, 2000 (the “Indenture”) entered into by and between Hewlett-Packard Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association, as successor to Chase Manhattan Bank and Trust Company, National Association) as Trustee.

Exhibit 99.1	Opinion of Paul T. Porrini
Exhibit 99.2	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: February 27, 2009	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1

Underwriting Agreement among HP, Banc of America Securities, LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated

Exhibit 4.1	Form of Floating Rate Global Note due February 24, 2011
Exhibit 4.2	Form of 4.25% Global Note due February 24, 2012
Exhibit 4.3	Form of 4.75% Global Note due June 2, 2014
Exhibit 4.4

Officers’ Certificate (exhibits omitted) dated February 26, 2009, delivered pursuant to Section 301 of the Indenture dated as of June 1, 2000 (the “Indenture”) entered into by and between Hewlett-Packard Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association, as successor to Chase Manhattan Bank and Trust Company, National Association) as Trustee.

Exhibit 99.1	Opinion of Paul T. Porrini
Exhibit 99.2	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation